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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 21, 2023
INDIE SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40481	87-0913788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 608-0854
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	INDIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

indie Semiconductor, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) on June 21, 2023. At the Annual Meeting, the Company’s stockholders approved the amendment of the Company’s existing Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock, par value $0.0001 per share, from 250,000,000 to 400,000,000 (the “Amendment”).

The Board previously approved the Amendment, subject to and conditioned upon stockholder approval at the Annual Meeting. Following stockholder approval of the Amendment, the Company prepared an Amended and Restated Certificate of Incorporation to reflect the Amendment. The Amended and Restated Certificate of Incorporation became effective upon its filing with the Secretary of State of the State of Delaware on June 22, 2023.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1 and incorporated by reference herein.

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Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on May 5, 2023. The voting results for each of these proposals are detailed below.

(i) The stockholders elected each of the following three directors to serve as Class II directors of the Board for a term expiring at the 2026 annual meeting of stockholders and until their respective successors are elected and qualified, by the vote set forth below:

Nominee	For	Withhold	Broker Non-Votes
Diane Biagianti	88,471,886	11,093,945	19,446,167
Diane Brink	82,308,641	17,257,191	19,446,166
Karl-Thomas Neumann	97,723,638	1,842,194	19,446,166

(ii) The stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 250,000,000 to 400,000,000, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
115,183,681	3,178,952	649,363	—

(iii) The stockholders approved an amendment to the 2021 Omnibus Equity Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 7,000,000 shares, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
88,711,069	10,662,849	191,911	19,446,169

(iv) The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
118,419,771	340,989	251,238	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of indie Semiconductor, Inc., filed with the Secretary of State of Delaware on June 22, 2023
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

June 23, 2023	By:	/s/ Thomas Schiller
		Name:	Thomas Schiller
		Title:	Chief Financial Officer & EVP of Strategy (Principal Financial Officer)
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